© 2015 Columbus McKinnon Corporation. All Rights Reserved. Confidential and Proprietary. Columbus McKinnon to Acquire STAHL CraneSystems December 7, 2016

2 © 2016 Columbus McKinnon Corporation Safe Harbor Statement This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning future revenue and earnings, involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including the ability to complete the acquisition of STAHL, the integration of STAHL to achieve cost and revenue synergies, general economic and business conditions, conditions affecting the industries served by the Company and its subsidiaries, conditions affecting the Company's customers and suppliers, competitor responses to the Company's products and services, the overall market acceptance of such products and services, the effect of operating leverage, the pace of bookings relative to shipments, the ability to expand into new markets and geographic regions, the success in acquiring additional new business and other factors disclosed in the Company's periodic reports filed with the Securities and Exchange Commission. The Company assumes no obligation to update the forward-looking information contained in this presentation.

3 © 2016 Columbus McKinnon Corporation Superior Customer Satisfaction Geographic Market Expansion Acquisitions and Strategic Alliances Global Product Development and Key Vertical Markets Operational Excellence Grow Profitably Strategic Imperatives

4 © 2016 Columbus McKinnon Corporation Ideal Strategic Combination Strong Value Proposition  Ideal complement to Columbus McKinnon’s global presence  Strong wire rope and electric chain hoist position in EMEA complements Columbus McKinnon manual hoist leadership  Explosion-protected products (ATEX Certified) extend capabilities and capacities  Excellent cultural alignment • Similar go-to-market strategy • Emphasis on high quality products and solutions  Strong engineering capabilities for custom hoists and cranes Creates second largest global hoist Company and a leader in premium quality lifting products and solutions to meet customer needs Another Major Step Towards $1 Billion Revenue Goal

5 © 2016 Columbus McKinnon Corporation 140 years of experience in the industry Unique strategy of being a specialist in custom hoists World market leader in explosion-protected hoists Global presence: 9 sales companies and >100 channel partners Diversified customer end-markets Strong margins and cash flow generation STAHL: Long History of Quality

6 © 2016 Columbus McKinnon Corporation STAHL: Strong Financial Performance  Consistent best-in-class profitability  September 30, 2016 TTM financial results:  Revenue: ~$166 million (€155 million)  EBITDA: ~$31 million (€29 million)  EBITDA Margin: ~19%  Strong cash conversion rate  All manufacturing in Germany 73% 14% 11% 2% Hoists Spares Crane Other Revenue by Product Explosion-protected chain hoist

7 © 2016 Columbus McKinnon Corporation 71% 16% 13% EMEA Americas APAC STAHL: Established Global Presence  Superior product quality  Premium brand; strong reputation  Long-standing customer relationships  Large installed base; strong spare parts business  Explosion-protected hoist leader Revenue by Geography 57% 43% EPC Crane Builders & Distributors Revenue by Market Channel

8 © 2016 Columbus McKinnon Corporation STAHL: Highly Diversified Markets 8 Automotive [PERCENTA GE] General Manufacturi ng 17% Steel & concrete 15% Power generation 15% Chemicals & Pharma 12% Oil & gas 24% Revenue by Industry

9 © 2016 Columbus McKinnon Corporation Costs  Sales office consolidation  Product rationalization  Lean processes  Sourcing & logistics opportunities Revenue  Leverage global sales force  Expand product offering  Smart technology Intercompany Opportunities  Magnetek drives  Low cost country opportunities  Chain and forgings  Jib cranes and light rail Synergy-Driven Value Creation ~$5 million in cost synergies year one; grows to ~$11 million year two

10 © 2016 Columbus McKinnon Corporation STAHL 27% CMCO 79% STAHL 21% Pro forma TTM 9/30/16 sales and EBITDA(1) Sales $782 million EBITDA(1) $116 million Pro forma sales by geography and product Americas 58% EMEA 34% Other 8% Rigging/ Lifting, 9% Cranes, 6% Actuator s, 8% Other, 2% Spare Parts, 8% Drives/C ontrols, 13% Hoists 54% TTM 9/30/16 sales TTM 9/30/16 EBITDA(1) $616 $166 $782 CMCO STAHL PF $75 $31 $11 $116 CMCO STAHL Synergies PF Note: Stahl financials converted from EUR to USD at rate of 1.07 (1) EBITDA is a non-GAAP financial measure. Please see a reconciliation of net income to EBITDA on slide 14 of this presentation (2) As a % of sales Synergies: 9% CMCO 64% ($ in millions) ($ in millions) Strengthens Margin Profile 15%(2)

11 © 2016 Columbus McKinnon Corporation Transaction Overview Purchase Price €224 million ($240 million); €230 million ($246 million) with earn-out Transaction Costs Fiscal 2017: $8 million - $9 million Restructuring Costs Fiscal 2018: Approximately $6 million Pension Liability $79 million unfunded plan Annual contributions: $2 million - $3 million per year Net Income Expectations Accretive in Fiscal 2019 (pre-purchase accounting) $0.31 EPS Financing Committed by JPM; Up to $570 million incl. $75 mm revolver; funds purchase price and refinances existing debt Transaction Close Expected to close between January 31, 2017 and April 30, 2017

12 © 2016 Columbus McKinnon Corporation Acquisition Financing Expected rate of debt reduction: $25 million - $30 million in FY18 Ramping to $45 million - $50 million in FY19 Pro Forma Capitalization 9/30/2016 Reported 9/30/2016 Pro Forma Cash and cash equivalents $ 45.7 $ 27.6 Existing $225 million revolving credit facility due 2020 134.0 - Existing $125 million term loan facility due 2020 106.3 - New $75 million revolving credit facility due 2021 - - New $395 million Term loan B-1st lien due 2023 - 395.0 New $100 million Term loan B-2nd lien due 2024 - 100.0 Capital leases 0.8 0.8 Total debt 241.1 495.8 Total net debt 195.4 468.2 Shareholders’ equity 298.6 298.6 Total capitalization $ 539.7 $ 794.4 Debt/total capitalization 44.7% 62.4% Net debt/net total capitalization 39.6% 61.1% Sources & Uses Sources: Amount Uses: Amount New $75mm R/C Facility $ 0.0 Purchase Price $ 246.1 New Term loan B- 1st lien 395.0 Refinance Existing Debt 240.3 New Term loan B- 2nd lien 100.0 Est. Financing Expenses 18.7 Existing cash 18.1 Est. Transaction Costs 8.0 Total Sources $ 513.1 Total Uses $ 513.1 1 EUR/USD 1.07

© 2015 Columbus McKinnon Corporation. All Rights Reserved. Confidential and Proprietary. Appendix

14 © 2016 Columbus McKinnon Corporation Combined EBITDA Reconciliation $ in thousands 9/30/16 TTM CMCO Net income: $ 26,333 Add back: Interest expense 10,215 Investment income (597) Foreign currency exchange gain/loss 158 Other income, net (392) Income tax expense 10,870 Depreciation & amortization 23,938 Canadian pension lump sum settlements 247 Product liability costs for legal settlement 1,100 Building held for sale impairment charge 429 North America facility consolidation & reduction in force costs 859 Acquisition deal costs 414 Acquisition inventory step-up expense 521 Acquisition amortization of backlog 581 CMCO Adjusted EBITDA $ 74,676 Synergies 10,700 STAHL EBITDA 31,000 Pro forma combined Adjusted EBITDA $ 116,376 Note: Stahl financials converted from EUR to USD at rate of 1.07 CMCO sales: $616M STAHL sales: $166M Pro forma sales: $782M Pro forma EBITDA margin: 15%